                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 11, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:
-------------------------------------------
           End of Period Collection Account Balance as of Prior Payment Date:                     266,136.02
           Available Funds:
                     Contract Payments due and received in this period                          1,539,690.06
                     Contract Payments due in prior period(s) and received in this period          82,076.10
                     Contract Payments received in this period for next period                     30,353.59
                     Sales, Use and Property Tax payments received                                 91,249.54
                     Prepayment Amounts related to early termination in this period             4,759,260.44
                     Servicer Advance                                                             170,869.08
                     Proceeds received from recoveries on previously Defaulted Contracts                0.00
                     Transfer from Reserve Account                                                  3,023.69
                     Interest earned on Collection Account                                          5,167.97
                     Interest earned on Affiliated Account                                            194.02
                     Proceeds from repurchase of Contracts per Contribution and
                      Servicing Agreement Section 5.03                                                  0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                      (Substituted contract < Predecessor contract)                                     0.00
                     Amounts paid under insurance policies                                              0.00
                     Maintenance, Late Charges and any other amounts                                    0.00
                                                                                               -------------
           Total Available Funds                                                                6,948,020.51
           Less: Amounts to be Retained in Collection Account                                     232,637.24
                                                                                               -------------
           AMOUNT TO BE DISTRIBUTED                                                             6,715,383.27
                                                                                               =============



           DISTRIBUTION OF FUNDS:

                     1.     To Trustee -  Fees                                                          0.00
                     2.     To Servicer, any unreimbursed Nonrecoverable
                             Advances or Servicer Advances                                         82,076.10
                     3.     To Noteholders (For Servicer Report immediately
                               following the Final Additional Closing Date)
                                   a) Class A1 Principal and Interest                                   0.00
                                   a) Class A2 Principal (distributed after A1
                                       Note matures) and Interest                                       0.00
                                   a) Class A3 Principal (distributed after A1
                                       and A2 Notes mature) and Interest                        5,703,066.37
                                   b) Class B Principal and Interest                              130,446.56
                                   c) Class C Principal and  Interest                             147,019.45
                                   d) Class D Principal and Interest                              147,634.77
                                   e) Class E Principal and Interest                              148,859.39

                     4.     To Reserve Account for Requirement per Indenture
                             Agreement Section 3.08                                                     0.00
                     5.     To Issuer - Residual  Principal and Interest and
                             Reserve Account Distribution
                                   a) Residual Interest (Provided no
                                       Restricting or Amortization Event in effect)                 5,956.38
                                   b) Residual Principal (Provided no
                                       Restricting or Amortization Event in effect)              238,627.84
                                   c) Reserve Account Distribution (Provided
                                       no Restricting or Amortization Event in effect)             3,023.69
                     6.     To Servicer, Tax, Maintenance, Late Charges and Bank
                                       Interest Earned and Any Other Amounts                      96,611.53
                     7.     To Servicer, Servicing Fee and other Servicing
                              Compensations                                                        12,061.19
                                                                                               -------------
           TOTAL FUNDS DISTRIBUTED                                                              6,715,383.27
                                                                                               =============
                                                                                               -------------
           End of Period Collection Account Balance {Includes Payments in
              Advance & Restricting Event Funds (if any)}                                         232,637.24
                                                                                               =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                              $2,182,541.24
            - Add Investment Earnings                                                               3,023.69
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)            0.00
            - Less Distribution to Certificate Account                                              3,023.69
                                                                                               -------------
End of period balance                                                                          $2,182,541.24
                                                                                               =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                     $2,182,541.24
                                                                                               =============

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 11, 2002

III. CLASS A NOTE PRINCIPAL BALANCE
-----------------------------------
Beginning Principal Balance of the Class A Notes

                          Pool A                                           24,015,974.26
                          Pool B                                            4,126,445.99
                                                                           -------------
                                                                                               28,142,420.25

Class A Overdue Interest, if any                                                    0.00
Class A Monthly Interest - Pool A                                             115,276.68
Class A Monthly Interest - Pool B                                              19,806.94

Class A Overdue Principal, if any                                                   0.00
Class A Monthly Principal - Pool A                                          4,575,785.09
Class A Monthly Principal - Pool B                                            992,197.66
                                                                           -------------
                                                                                                5,567,982.75

Ending Principal Balance of the Class A Notes

                          Pool A                                           19,440,189.17
                          Pool B                                            3,134,248.33
                                                                           -------------
                                                                                               -------------
                                                                                               22,574,437.50
                                                                                               =============

----------------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000                  Ending Principal
Original Face $190,972,000  Original Face $190,972,000                  Balance Factor
$   0.707348                $               29.156016                      11.820810%
----------------------------------------------------------------------------------------



IV.CLASS A NOTE PRINCIPAL BALANCE
---------------------------------
Beginning Principal Balance of the Class A Notes

                          Class A1                                                  0.00
                          Class A2                                                  0.00
                          Class A3                                         28,142,420.25
                                                                           -------------
                                                                                               28,142,420.25

Class A Monthly Interest

                          Class A1 (Actual Number Days/360)                         0.00
                          Class A2                                                  0.00
                          Class A3                                            135,083.62

Class A Monthly Principal

                          Class A1                                                  0.00
                          Class A2                                                  0.00
                          Class A3                                          5,567,982.75
                                                                            -------------
                                                                                                5,567,982.75

Ending Principal Balance of the Class A Notes

                          Class A1                                                  0.00
                          Class A2                                                  0.00
                          Class A3                                         22,574,437.50
                                                                           -------------
                                                                                               -------------
                                                                                               22,574,437.50
                                                                                               =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE
-----------------------------------
         Beginning Principal Balance of the Class B Notes

                                     Pool A                                 548,881.61
                                     Pool B                                  94,299.42
                                                                           -----------
                                                                                               643,181.03

         Class B Overdue Interest, if any                                         0.00
         Class B Monthly Interest - Pool A                                    2,712.39
         Class B Monthly Interest - Pool B                                      466.00
         Class B Overdue Principal, if any                                        0.00
         Class B Monthly Principal - Pool A                                 104,589.37
         Class B Monthly Principal - Pool B                                  22,678.80
                                                                           -----------
                                                                                               127,268.17

         Ending Principal Balance of the Class B Notes

                                     Pool A                                 444,292.24
                                     Pool B                                  71,620.62
                                                                           -----------         ----------
                                                                                               515,912.86
                                                                                               ==========

         -----------------------------------------------------------------------------------------------------
         Interest Paid Per $1,000            Principal Paid Per $1,000                  Ending Principal
         Original Face $4,365,000            Original Face $4,365,000                   Balance Factor
         $ 0.728153                          $ 29.156511                                11.819310%
         -----------------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
------------------------------------
         Beginning Principal Balance of the Class C Notes

                                     Pool A                                 617,735.85
                                     Pool B                                 106,172.82
                                                                           -----------
                                                                                               723,908.67

         Class C Overdue Interest, if any                                         0.00
         Class C Monthly Interest - Pool A                                    3,279.15
         Class C Monthly Interest - Pool B                                      563.60
         Class C Overdue Principal, if any                                        0.00
         Class C Monthly Principal - Pool A                                 117,663.05
         Class C Monthly Principal - Pool B                                  25,513.65
                                                                           -----------
                                                                                               143,176.70

         Ending Principal Balance of the Class C Notes

                                     Pool A                                 500,072.80
                                     Pool B                                  80,659.17
                                                                           -----------         -------------
                                                                                               580,731.97
                                                                                               =============

         -----------------------------------------------------------------------------------------------------
         Interest Paid Per $1,000            Principal Paid Per $1,000                  Ending Principal
         Original Face $4,910,955            Original Face $4,910,955                   Balance Factor
         $ 0.782485                          $ 29.154553                                11.825235%
         -----------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT

                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE
-------------------------------------
           Beginning Principal Balance of the Class D Notes

                                          Pool A                           617,735.85
                                          Pool B                           106,172.82
                                                                           -----------
                                                                                               723,908.67

           Class D Overdue Interest, if any                                      0.00
           Class D Monthly Interest - Pool A                                 3,804.22
           Class D Monthly Interest - Pool B                                   653.85
           Class D Overdue Principal, if any                                     0.00
           Class D Monthly Principal - Pool A                              117,663.05
           Class D Monthly Principal - Pool B                               25,513.65
                                                                           -----------
                                                                                               143,176.70

           Ending Principal Balance of the Class D Notes

                                          Pool A                           500,072.80
                                          Pool B                            80,659.17
                                                                           -----------         -------------
                                                                                               580,731.97
                                                                                               =============

           ------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
           $ 0.907781                               $ 29.154553                                      11.825235%
           ------------------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
--------------------------------------
           Beginning Principal Balance of the Class E Notes

                                          Pool A                           617,735.85
                                          Pool B                           106,172.82
                                                                           -----------
                                                                                               723,908.67

           Class E Overdue Interest, if any                                      0.00
           Class E Monthly Interest - Pool A                                 4,849.23
           Class E Monthly Interest - Pool B                                   833.46
           Class E Overdue Principal, if any                                     0.00
           Class E Monthly Principal - Pool A                              117,663.05
           Class E Monthly Principal - Pool B                               25,513.65
                                                                           -----------
                                                                                               143,176.70

           Ending Principal Balance of the Class E Notes

                                          Pool A                           500,072.80
                                          Pool B                            80,659.17
                                                                           -----------         -------------
                                                                                               580,731.97
                                                                                               =============

           ------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
           $ 1.157146                               $ 29.154553                                      11.825235%
           ------------------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
----------------------------------------
           Beginning Residual Principal Balance

                                          Pool A                           1,029,066.89
                                          Pool B                             176,781.08
                                                                           -------------
                                                                                               1,205,847.97

           Residual Interest - Pool A                                          5,072.29
           Residual Interest - Pool B                                            884.09
           Residual Principal - Pool A                                       196,105.08
           Residual Principal - Pool B                                        42,522.76
                                                                           -------------
                                                                                                 238,627.84

           Ending Residual Principal Balance

                                          Pool A                             832,961.81
                                          Pool B                             134,258.32
                                                                           -------------       -------------
                                                                                                 967,220.13

                                                                                               =============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                     12,061.19
            - Servicer Advances reimbursement                                                    82,076.10
            - Tax, Maintenance, Late Charges, Bank Interest and
                other amounts                                                                    96,611.53
                                                                                               ------------
           Total amounts due to Servicer                                                        190,748.82
                                                                                               ============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE
-------------------------------------------
POOL A

              Aggregate Discounted Contract Balance, as defined in Indenture
                 Agreement, at the beginning of the related Collection Period                      27,447,130.43

              Aggregate Discounted Contract Balance of Additional Contracts
                acquired during Collection Period                                                           0.00

              Decline in Aggregate Discounted Contract Balance                                      5,229,468.67

              Aggregate Discounted Contract Balance, as defined in Indenture                      --------------
                Agreement, at the ending of the related Collection Period                          22,217,661.76
                                                                                                  ==============

              Components of Decline in Aggregate Discounted Contract Balance:
                  - Principal portion of Contract Payments  and Servicer Advances    1,322,146.36

                  - Principal portion of Prepayment Amounts                          3,907,322.31

                  - Principal portion of Contracts repurchased under Indenture
                    Agreement Section 4.02                                                   0.00

                  - Aggregate Discounted Contract Balance of Contracts that
                    have become Defaulted Contracts during the Collection Period             0.00

                  - Aggregate Discounted Contract Balance of Substitute
                    Contracts added during Collection Period                                 0.00

                  - Aggregate Discounted Contract Balance of Predecessor
                    Contracts withdrawn during Collection Period                             0.00
                                                                                    -------------
                          Total Decline in Aggregate Discounted Contract Balance     5,229,468.67
                                                                                    =============


POOL B

              Aggregate Discounted Contract Balance, as defined in Indenture
                 Agreement, at the beginning of the related Collection Period                       4,716,044.70

              Aggregate Discounted Contract Balance of Additional Contracts
                acquired during Collection Period                                                           0.00

              Decline in Aggregate Discounted Contract Balance                                      1,133,940.18

              Aggregate Discounted Contract Balance, as defined in Indenture                      --------------
                Agreement, at the ending of the related Collection Period                           3,582,104.52
                                                                                                  ==============

              Components of Decline in Aggregate Discounted Contract Balance:
                  - Principal portion of Contract Payments  and Servicer Advances      307,059.63

                  - Principal portion of Prepayment Amounts                            826,880.55

                  - Principal portion of Contracts repurchased under Indenture
                    Agreement Section 4.02                                                   0.00

                  - Aggregate Discounted Contract Balance of Contracts that
                    have become Defaulted Contracts during the Collection Period             0.00

                  - Aggregate Discounted Contract Balance of Substitute
                    Contracts added during Collection Period                                 0.00

                  - Aggregate Discounted Contract Balance of Predecessor
                    Contracts withdrawn during Collection Period                             0.00
                                                                                    -------------
                          Total Decline in Aggregate Discounted Contract Balance     1,133,940.18
                                                                                    =============

                                                                                                  --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                  25,799,766.28
                                                                                                  ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                    Predecessor
                                                                     Discounted           Predecessor   Discounted
              Lease #               Lessee Name                      Present Value        Lease #       Present Value
              -----------------------------------------------------  -------------------  -----------  -----------------------------
              3330-003              OPEN MRI TEXAS VENTURES, LLC           $  784,197.29  835-503                  $438,611.25
              3309-001              OPEN MRI ILLINOIS VENTURES, LLC        $1,004,239.10  869-501                  $433,977.38
                                    CASH                                   $   69,086.19  878-501                  $455,634.75
                                                                                          878-502                  $455,364.75
                                                                                          1505-005                  $73,664.45

                                                                     ------------------                        ---------------
                                                             Totals:      $1,857,522.58                          $1,857,252.58


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                         $  1,857,252.58
              b) ADCB OF POOL A AT CLOSING DATE                                                                $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            1.15%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
        Contribution & Servicing Agreement Section 7.02                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES             NO X
                                                                          ------          ------


              POOL B                                                           Predecessor
                                       Discounted     Predecessor              Discounted
              Lease #    Lessee Name   Present Value  Lease #                  Present Value
              ----------------------   -------------  -----------------------  --------------
                         NONE

                                       -------------                           -------------
                                       Totals: $0.00                           $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                  $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
                 AGENCY APPROVES)                                                        0.00%

               * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
                 THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION
                 HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
         & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES             NO X
                                                                                 ------          ------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                       Predecessor
                                                                 Discounted                   Predecessor   Discounted
              Lease #          Lessee Name                       Present Value                Lease #       Present Value
              ----------------------------------------------   -----------------------------   -----------  ------------------------
              1097-507         ADVANCED HEALTHCARE RESOURCES                     $159,644.40  1778-001                  $48,984.23
              1238-501         WILLIAM F SKINNER, M.D.                           $174,282.67  1777-001                 $325,671.26
              1505-005         NYDIC MEDICAL VENTURES VII, LLC                   $171,682.66  1855-001                 $153,223.12
              2488-001         HYDRO-TOUCH INC.                                  $110,973.88  1949-001                  $94,307.11
                               CASH                                                $5,602.11






                                                                 ---------------------------               -------------------------
                                                                 Totals:         $622,185.72                            $622,185.72


              a) DISCOUNTED CONTRACT BALANCES OF ALL
                NON-PERFORMING CONTRACTS                                                                                 622,185.72
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                        NO X
                                                                                ------                    ------


              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                Predecessor
                                                               Discounted     Predecessor  Discounted
              Lease #          Lessee Name                     Present Value  Lease #      Present Value
              ----------------------------------------------   -------------  -----------  ---------------------------
                               None

                                                               -------------               ---------------------------
                                                               Totals: $0.00                                     $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED       $         0.00
              b) ADCB OF POOL B AT CLOSING DATE                                  $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                             0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
        Contribution & Servicing Agreement Section 7.02                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD  YES             NO X
                                                                        ------          ------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002

XV.    POOL PERFORMANCE MEASUREMENTS
------------------------------------
1.                             AGGREGATE DISCOUNTED CONTRACT BALANCE
              CONTRACTS DELINQUENT > 90 DAYS                               TOTAL OUTSTANDING CONTRACTS
              This Month                                       88,237.36   This Month                   25,799,766.28
              1 Month Prior                                   162,395.74   1 Month Prior                32,163,175.13
              2 Months Prior                                  250,195.88   2 Months Prior               34,996,597.45

              Total                                           500,828.98   Total                        92,959,538.86

              a) 3 MONTH AVERAGE                              166,942.99   b) 3 MONTH AVERAGE           30,986,512.95

              c) a/b                                                0.54%


2.            Does a Delinquency Condition Exist (1c > 6%)?
                                                                                Yes             No         X
                                                                                    ------------    ----------------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?             Yes             No         X
                                                                                    ------------    ----------------
              B. An Indenture Event of Default has occurred
                 and is then continuing?                                        Yes             No         X
                                                                                    ------------    ----------------

4.            Has a Servicer Event of Default occurred?                         Yes             No         X
                                                                                    ------------    ----------------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                  Yes             No         X
                                                                                    ------------    ----------------
              B. Bankruptcy, insolvency, reorganization; default/violation of
                 any covenant or obligation not remedies within 90 days?        Yes             No         X
                                                                                    ------------    ----------------
              C. As of any Determination date, the sum of all defaulted
                 contracts since the Closing date exceeds 6% of the ADCB
                 on the Closing Date?                                           Yes             No         X
                                                                                    ------------    ----------------




6.            Aggregate Discounted Contract Balance at Closing Date             Balance  $       218,254,123.54
                                                                                         ---------------------------


              DELINQUENT LEASE SUMMARY

                         Days Past Due        Current Pool Balance    # Leases
                         -------------        --------------------    --------
                               31 - 60                  275,067.99          18
                               61 - 90                  109,062.68           8
                              91 - 180                   88,237.36           4



              Approved By:
              Mathew E. Goldenberg
              Vice President
              Structured Finance and Securitization